UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-c5(d)(2))
☒	Definitive Information Statement

STARCO BRANDS, INC

(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

STARCO BRANDS, INC.

250 26th Street, Suite 200

Santa Monica, CA 90402

NOTICE OF CORPORATE ACTION BY WRITTEN CONSENT

OF

THE MAJORITY STOCKHOLDERS WITHOUT A SPECIAL MEETING OF THE STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Dear Stockholders:

We are furnishing this notice and the accompanying Information Statement to the holders of shares of common stock (“Common Stock”) of Starco Brands, Inc., a Nevada corporation (the “Company,” “we,” “us,” “our,” or “STCB”), for informational purposes only pursuant to Section 14(c) of the Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this Information Statement is to notify our stockholders that, on January 3, 2023, the board of directors (the “Board”) of the Company approved by written consent (the “Board Consent”), and certain stockholders holding 152,819,652 shares of Common Stock, constituting a majority of the voting rights of our Common Stock, approved by written consent in lieu of a special meeting of the stockholders (the “Majority Stockholder Consent”), the taking of all steps necessary to effect the following actions (collectively, the “Corporate Actions”):

1.

The approval and adoption of Amended and Restated Articles of Incorporation of the Company the (“Amended and Restated Articles of Incorporation”) which amend and restate the Company’s current Articles of Incorporation (the “Articles of Incorporation”) filed with the Nevada Secretary of State to, among other things:

(a)

elect not to be governed by: (i) Nevada Revised Statutes (“NRS”) §§78.411-78.444, inclusive, which restricts combinations with interested stockholders unless certain procedures are followed; and (ii) NRS §§78.378 to 78.3792 inclusive, which restricts the ability of a control stockholder to vote his, her or its securities under circumstances unless certain procedures are followed;

(b)

(i) increase the authorized shares of common stock, par value $0.001 per share, from 300,000,000 shares (the “Old Common Stock”) to 2,000,000,000 shares (the “Increase in Authorized Common”), (ii) establish two classes of Common Stock, consisting of (y) 1,700,000,000 shares of Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), and (z) 300,000,000 shares of Class B Common Stock, par value $0.001 per share (“Class B Common Stock”), (iii) reclassify all issued, outstanding or authorized Old Common Stock of the Company into Class A Common Stock on a one-for-one basis, (iv) provide for Class B Common Stock voting rights of five (5) votes per share of Class B Common Stock and the conversion, at the option of the holder, into shares of Class A Common Stock on a one-for-one basis, and (v) increase the shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), from 40,000,000 shares to 230,000,000 shares (the “Increase in Authorized Preferred”, and together with the Increase in Authorized Common, the “Increase in Authorized Capital”);

(c)

designate the Preferred Stock as blank check, with the designations, rights, preferences or other variations of each class or series within each class of the shares of Preferred Stock to be designated by the Board at a later time without the need to seek stockholder approval.

2.

The grant of discretionary authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding Common Stock, by the filing of an amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-five and one-for-fifty, with the Company’s Board having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) December 31, 2024; and (b) the date of the Company’s 2024 annual meeting of stockholders.

The accompanying information statement, which describes the Corporate Actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Actions under the Nevada Revised Statutes, our Articles of Incorporation and Bylaws. Accordingly, the Corporate Actions will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is January 6, 2023. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be implemented until at least twenty (20) calendar days after the delivery of this information statement to our stockholders. This information statement will be delivered on or about January 20, 2023, to stockholders of record on January 6, 2023. As such, we expect that the Corporate Actions will be effective no earlier than February 9, 2023.

No action is required by you to effectuate this action. The accompanying information statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTIONS. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THIS MATTER.

By order of the Board of Directors,

By:	/s/ Ross Sklar
Ross Sklar
Chief Executive Officer

January 20, 2023

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

OF

STARCO BRANDS, INC.

250 26th Street, Suite 200

Santa Monica, California 90402

Phone: (888) 484-1908

THIS INFORMATION STATEMENT IS BEING PROVIDED TO YOU

BY THE BOARD OF DIRECTORS OF STARCO BRANDS, INC.

REGARDING CORPORATE ACTIONS TAKEN BY WRITTEN CONSENT OF OUR BOARD OF DIRECTORS AND

HOLDERS OF A MAJORITY OF OUR VOTING CAPITAL STOCK IN LIEU OF A SPECIAL MEETING

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'

MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Part I, Item 1A of the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2021, as filed with the SEC on August 25, 2022.

GENERAL INFORMATION

Notice of the availability of this Information Statement is being delivered on or about January 23, 2023 to the holders of record at the close of business on January 6, 2023 (the “Record Date”) of shares of the Common Stock of Starco Brands, Inc., a Nevada corporation, in connection with actions taken by the holders of a majority of our outstanding shares of Common Stock as follows (collectively, the “Corporate Actions”):

●

The approval and adoption of Amended and Restated Articles of Incorporation of the Company the (“Amended and Restated Articles of Incorporation”) which amend and restate the Company’s current Articles of Incorporation (the “Articles of Incorporation”) filed with the Nevada Secretary of State to, among other things:

(a)

elect not to be governed by: (i) Nevada Revised Statutes (“NRS”) §§78.411-78.444, inclusive, which restricts combinations with interested stockholders unless certain procedures are followed; and (ii) NRS §§78.378 to 78.3792 inclusive, which restricts the ability of the control stockholders to vote his, her or its securities under circumstances unless certain procedures are followed;

(b)

(i) increase the authorized shares of common stock, par value $0.001 per share, from 300,000,000 shares (the “Old Common Stock”) to 2,000,000,000 shares (the “Increase in Authorized Common”), (ii) establish two classes of Common Stock, consisting of (y) 1,700,000,000 shares of Class A Common Stock, par value $0.001 per share (“Class A Common Stock”), and (z) 300,000,000 shares of Class B Common Stock, par value $0.001 per share (“Class B Common Stock”), (iii) reclassify all issued, outstanding or authorized Old Common Stock of the Company into Class A Common Stock on a one-for-one basis, (iv) provide for Class B Common Stock voting rights of five (5) votes per share of Class B Common Stock and the conversion, at the option of the holder, into shares of Class A Common Stock on a one-for-one basis, and (v) increase the shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), from 40,000,000 shares to 230,000,000 shares (the “Increase in Authorized Preferred”, and together with the Increase in Authorized Common, the “Increase in Authorized Capital”); and

(c)

Designate the Preferred Stock, with the designations, rights, preferences or other variations of each class or series within each class of the shares of Preferred Stock to be designated by the Board at a later time without stockholder approval.

●

The grant of discretionary authority for our Board of Directors, without further stockholder approval, to effect a reverse stock split of all of the outstanding Common Stock, by the filing of an amendment to our Amended and Restated Articles of Incorporation with the Secretary of State of Nevada, in a ratio of between one-for-five and one-for-fifty, with the Company’s Board having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) December 31, 2024; and (b) the date of the Company’s 2024 annual meeting of stockholders.

DISSENTERS’ RIGHT OF APPRAISAL

No dissenters’ or appraisal rights under the Nevada Revised Statutes are afforded to the Company’s stockholders as a result of the approval of the actions set forth above.

VOTE REQUIRED AND VOTING

Vote Required

The vote, which was required to approve the above actions, was the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held. The date used for purposes of determining the number of outstanding shares of voting stock of the Company entitled to vote is the Record Date. As of the Record Date, the Company had outstanding 285,784,831 shares of Common Stock and 0 shares of Preferred Stock. Holders of the Common Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Computershare, 150 Royall Street, Canton, MA 02021. Telephone: 1 (800) 736-3100.

Vote Obtained - Section 78.320 of the Nevada Revised Statutes

The elimination of the need for a formal meeting of the stockholders to approve the actions is authorized by NRS §78.320. This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the formal meeting. According to NRS §78.380(1)(b), an action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action and such action is taken pursuant to NRS §78.330. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the actions described above, the Board determined to utilize the written consent of the Majority Stockholders of the Company and did in fact obtain, the Majority Stockholder Consent to approve the actions described above.

Ross Sklar, our Chief Executive Officer and Board member, Sanford Lang, Matthias Metternich, Jacob Laser, Lightspeed Venture Partners XI, L.P., The Bryn Mawr Trust Company of Delaware, a Delaware Limited Purpose Trust Company, As Trustee of the BAM 2021 Dynasty Trust, CirlceUp Growth Partners, L.P., Bryant Stibel Growth, LLC, BAM Venture Partners II LP (collectively, the “Majority Stockholders”), collectively beneficially owned of record 152,819,652 shares of Common Stock and 152,819,652 shares of Common Stock, representing approximately 53.47% of the outstanding shares of Common Stock, were voted pursuant to a written consent in lieu of a special meeting of stockholders (the “Majority Stockholder Consent”), approving the actions described above.

Each of the actions described above, as approved by the Majority Stockholders pursuant to the Majority Stockholder Consent effective on January 6, 2023, had previously been approved by the Board on January 3, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of January 6, 2023, for (a) the named executive officers, (b) each of our directors, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 285,784,831 shares of common stock outstanding on January 6, 2023.

MANAGEMENT

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common Stock	Ross Sklar(1)	93,519,836	32.72%
Common Stock	Darin Brown(2)	2,000,000	0.70%
Common Stock	David Dreyer(3)	4,000,000	1.40%
Common Stock	Directors and Officers as a Group (3 persons)	99,519,836	34.82%

(1) Mr. Sklar is the Chief Executive Officer and a Director of the Company.

(2) Mr. Brown is a Director and Executive Vice President of the Company.

(3) Mr. Dreyer is an officer of the Company.

CERTAIN BENEFICIAL HOLDERS

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common Stock	Lightspeed Venture Partners XI, L.P.	30,979,630	10.84%
Common Stock	Upfront VI, L.P.	23,594,338	8.26%
Common Stock	FirstMark Capital IV, L.P.	20,578,751	7.20%

Notice of this Information Statement is being provided to stockholders as of the Record Date, on or about January 20, 2023, pursuant to the requirements of Section 14(c) of the Exchange Act. This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the Majority Stockholders will be effective no earlier than twenty (20) days after notice of the availability of this Information Statement is first sent to stockholders, which date we expect to be on or approximately February 9, 2023.

The Company may ask brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

DESCRIPTION OF CORPORATE ACTIONS

ACTION 1
AMENDED AND RESTATED ARTICLES OF INCORPORATION

CERTIFICATE OF
AMENDED AND RESTATED

ARTICLES OF INCORPORATION

of

STARCO BRANDS, INC.

Starco Brands, Inc., formerly known as Insynergy, Inc. and Insynergy Products, Inc., a corporation incorporated under the laws of the State of Nevada on January 26, 2010, hereby amends and restates its Articles of Incorporation (the “Amended and Restated Articles of Incorporation”), to embody in one document its original articles and the subsequent amendments thereto.

Amended and Restated Articles of Incorporation were approved and adopted by the board of directors (the “Board”) of Starco Brands, Inc. on January 3, 2023. Upon the recommendation of the Board, the stockholders of Starco Brands, Inc., holding a majority of the voting power approved and adopted these Amended and Restated Articles of Incorporation on January 6, 2023. 152,819,652 shares of common stock, representing 53.47% of the Corporation’s outstanding common stock were voted for adoption of these Amended and Restated Articles of Incorporation. As a result, these Amended and Restated Articles of Incorporation were authorized and adopted in accordance with the Nevada Revised Statutes.

The undersigned officer of Starco Brands, Inc., hereby certifies as follows:

FIRST:      The name of the corporation is Starco Brands, Inc. (the “Corporation”). The original Articles of Incorporation of the Corporation were filed with the Secretary of State of the State of Nevada on the 26th day of January 2010. The first Certificate of Amendment to the Articles of Incorporation was filed with the Secretary of State of the State of Nevada on the 16th day of May 2011. The second Certificate of Amendment to the Articles of Incorporation was filed with the Secretary of State of the State of Nevada on the 20th day of September 2011. The third Certificate of Amendment to the Articles of Incorporation was filed with the Secretary of State of the State of Nevada on the 7th day of September 2017. The fourth Certificate of Amendment to the Articles of Incorporation was filed with the Secretary of State of the State of Nevada on the 22nd day of November 2017.

SECOND:       These Amended and Restated Articles of Incorporation are being filed with the Nevada Secretary of State in accordance with Sections 78.390 and 78.403 of the Nevada Revised Statutes (the “Revised Statutes”).

THIRD:           The Corporation’s Articles of Incorporation, including all amendments thereto, are amended and restated to read as follows:

ARTICLE I.
NAME OF CORPORATION

The name of the corporation is Starco Brands, Inc. (the “Corporation”).

ARTICLE II.
REGISTERED AGENT

The name of the registered agent of the Corporation in the State of Nevada is C T Corporation System. The address of the registered agent of the Corporation in the State of Nevada is C T Corporation System, 701 S. Carson St., Suite 200, Carson City, NV 89701.

ARTICLE III.
DURATION

The Corporation shall have perpetual existence.

ARTICLE IV.
PURPOSE

The purpose of the Corporation is to engage in any activity within the purposes for which corporations may be incorporated and organized under Chapter 78 of the Nevada Revised Statutes (“NRS”), and to do all other things incidental thereto which are not forbidden by law or by these Amended and Restated Articles of Incorporation.

ARTICLE V.
POWERS

The Corporation has been formed pursuant to Chapter 78 of the NRS. The powers of the Corporation shall be those powers granted under the NRS, including Sections 78.060 and 78.070 thereof. In addition, the Corporation shall have the following specific powers:

(a) to elect or appoint officers and agents of the Corporation and to fix their compensation; (b) to act as an agent for any individual, association, partnership, corporation or other legal entity; (c) to receive, acquire, hold, exercise rights arising out of the ownership or possession of, sell, or otherwise dispose of, shares or other interests in, or obligations of, individuals, associations, partnerships, corporations, governments or other legal entities; (d) to receive, acquire, hold, pledge, transfer, or otherwise dispose of shares of the Corporation in accordance with Chapter 78 of the NRS; and (e) to make gifts or contributions for the public welfare or for charitable, scientific or educational purposes.

ARTICLE VI.
CAPITAL STOCK

Section 1.  Authorized Shares.  The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Billion Two Hundred Thirty Million (2,230,000,000) shares of capital stock, consisting of: (i) Two Billion (2,000,000,000) shares of common stock with a par value of $0.001 per share (the “Common Stock”), of which One Billion Seven Hundred Million (1,700,000,000) shares are designated “Class A Common Stock” (“Class A Common Stock”) and of which Three Hundred Million (300,000,000) shares are designated “Class B Common Stock” (“Class B Common Stock”), and (ii) Two Hundred Thirty Million (230,000,000) shares of preferred stock, with a par value of $0.001 per share (the “Preferred Stock”).

Immediately upon the filing and effectiveness (the “Effective Time”) of these Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) pursuant to the NRS, each share of common stock, $0.001 per share issued and outstanding or held in treasury of the Corporation immediately prior to the Effective Time (the “Old Common Stock”) will be, and hereby is, automatically reclassified as and converted into, and becomes one new (1) validly issued, fully paid and non-assessable new share of the Class A Common Stock, par value of $0.001 per share, to the holders entitled thereto, as authorized by this Article IV of these Amended and Restated Articles of Incorporation, without any action by the holder thereof.

Each certificate or book entry designation that prior to the Effective Time represented shares of Old Common Stock shall thereafter represent that number of shares of Class A Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and changed; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, unless otherwise instructed by such holder, book-entry shares in lieu of a new certificate or certificates evidencing and representing the number of shares of Class A Common Stock to which such person is entitled under the foregoing reclassification and change

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A.      COMMON STOCK.

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2. Voting. Except as otherwise required by law, no holder of Common Stock, as such, shall be entitled to vote on any amendment to the Amended and Restated Articles of Incorporation (including any certificate of designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Amended and Restated Articles of Incorporation or pursuant to the NRS.  The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by (in addition to any vote of the holders of one or more series of Preferred Stock that may be required by the terms of the Amended and Restated Articles of Incorporation (including any certificate of designation)) the affirmative vote of the holders of shares of capital stock of the Corporation representing a majority of the votes represented by all outstanding shares of capital stock of the Corporation entitled to vote.

3. Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of shares of Class A Common Stock, Class B Common Stock and Preferred Stock, pro rata, based on the number of shares held by each such holder, treating for this purpose all such securities as if they had been converted to Class A Common Stock pursuant to the terms of the Amended and Restated Articles of Incorporation immediately prior to such liquidation, dissolution or winding up of the Corporation.

B.      CLASS A COMMON STOCK.

1. Dividends. Subject to the preferences that may apply to any shares of Class B Common Stock and Preferred Stock outstanding at the time, the holders of Class A Common Stock shall be entitled to share equally, identically and ratably, on a per share basis, with respect to any dividend or other distribution paid or distributed by the Corporation out of any funds of the Corporation legally available therefor when, as, and if, declared by the Board, unless different treatment of the shares of the affected class is approved by the affirmative vote of the holders of a majority of the outstanding shares of such affected class.

2. Voting. Except as otherwise required by law or the Amended and Restated Articles of Incorporation, each holder of Class A Common Stock, as such, is entitled at all meetings of stockholders (and written actions in lieu of meetings) to one vote for each share of Class A Common Stock held by such holder.

C.      CLASS B COMMON STOCK.

1. Dividends.  The holders of Class B Common Stock shall be entitled to receive, when, as, and if, declared by the Board, and as otherwise provided in the Amended and Restated Articles of Incorporation, out of funds legally available therefor, dividends. If the Corporation shall declare, pay or set apart for payment any dividend or other distribution on any Class A Common Stock or Preferred Stock or make any distributions in respect of any Class A Common Stock or Preferred Stock, it shall simultaneously declare, pay and/or set apart for payment or distribution for each share of Class B Common Stock a dividend and/or distribution in an amount equal to the amount the holder of such share would be entitled to receive if it had been converted into a share of Class A Common Stock and been outstanding on the record date for such dividend or distribution.

2. Voting. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Class B Common Stock shall be entitled to cast the number of votes equal to the product of (a) the number of whole shares of Class A Common Stock into which the shares of Class B Common Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter, multiplied by (b)  five (5). Except as provided by law or by the other provisions of the Amended and Restated Articles of Incorporation, holders of Class B Common Stock shall vote together with the holders of Class A Common Stock and Preferred Stock as a single class.

3. Optional Conversion.  The holders of the Class B Common Stock shall have conversion rights as follows (the “Conversion Rights”):

3.1 Right to Convert.

3.1.1 Conversion Ratio. Each share of Class B Common Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into one (1) share of Class A Common Stock.

3.1.2 Termination of Conversion Rights. In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Class B Common Stock.

3.1.3 Definition. Each of the following events shall be considered a “Deemed Liquidation Event”:

(a)  A merger or consolidation in which:

(i) The Corporation is a constituent party; or

(ii) A subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation, or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation (provided that, for the purpose of this Subsection 3.1.3, all shares of Common Stock issuable (x) upon the exercise of rights, options or warrants to subscribe for, purchase or otherwise acquire Convertible Securities (as defined below) or Common Stock (collectively, “Options”) outstanding immediately prior to such merger or consolidation, or (y) upon conversion of any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options (“Convertible Securities”) outstanding immediately prior to such merger or consolidation shall be deemed to be outstanding immediately prior to such merger or consolidation and, if applicable, converted or exchanged in such merger or consolidation on the same terms as the actual outstanding shares of Common Stock are converted or exchanged); or

(b) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

3.2 Mechanics of Conversion.

3.2.1 Notice of Conversion. In order for a holder of Class B Common Stock to voluntarily convert shares of Class B Common Stock into shares of Class A Common Stock, such holder shall surrender the certificate or certificates for such shares of Class B Common Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Class B Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice (a “Conversion Notice”) that such holder elects to convert all or any number of the shares of the Class B Common Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. If a registered holder of Class B Common Stock holds such shares of Class B Common Stock in book-entry form, such holder need only deliver a Conversion Notice. The Conversion Notice shall state (i) such holder’s name, (ii) the names of the nominee (or nominees) in which such holder wishes the certificate or certificates for shares of Class A Common Stock to be issued, (iii) the number of shares to be converted from Class B Common Stock to Class A Common Stock, and (iv) any other information as reasonably required by the Corporation to effect such conversion. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the “Conversion Time”), and the shares of Class A Common Stock issuable upon conversion of the shares represented by such certificate, or represented in book-entry form, as applicable, so elected to be converted in such notice shall be deemed to be outstanding of record as of the Conversion Time. The Corporation shall, as soon as practicable after the Conversion Time, (y) issue and deliver to such holder of Class B Common Stock, or to his, her or its nominees, evidence from the transfer agent (or the Corporation if the Corporation serves as its own transfer agent) of such holder’s book-entry shares of (1) Class A Common Stock issuable upon such conversion in accordance with the provisions hereof and (2)  Class B Common Stock held by such holder that were not converted into Class A Common Stock, if any, and (z) pay all declared but unpaid dividends on the shares of Class B Common Stock converted.

3.2.2 Reservation of Shares. The Corporation shall at all times when the Class B Common Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Class B Common Stock, such number of its duly authorized shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class B Common Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in commercially reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to the Amended and Restated Articles of Incorporation.

3.2.3 Effect of Conversion. All shares of Class B Common Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Class A Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Any shares of Class B Common Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class B Common Stock accordingly.

3.2.4 Taxes.  The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Class A Common Stock upon conversion of shares of Class B Common Stock pursuant to this Section 3. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Class A Common Stock in a name other than that in which the shares of Class B Common Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

3.3 Notice of Record Date. In the event:

(a) the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Class B Common Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(b) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

(c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Class B Common Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Class B Common Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Class A Common Stock and the Class B Common Stock. Such notice shall be sent at least ten (10) days prior to the record date or effective date for the event specified in such notice.

4. Mandatory Conversion.

4.1 Triggering Events. In the event a holder of Class B Common Stock sells, assigns, gives, pledges, hypothecates, encumbers or otherwise transfers (each, a “Transfer”) any or all of its shares of Class B Common Stock to any third party, then (a) all outstanding shares of Class B Common Stock subject to such Transfer shall automatically be converted into shares of Class A Common Stock, and (b) such shares may not be reissued by the Corporation; provided, however, that such shares of Class B Common Stock shall not automatically be converted into shares of Class A Common Stock as set forth in this Subsection 4.1 if (i) the Transfer of the Class B Common Stock is to an existing holder of Class B Common Stock, (ii) the Transfer of the Class B Common Stock is for bona fide estate planning purposes by the holder thereof to his or her issue, or to a trustee or trustees of a trust, or such trust, whose vested beneficiaries then include any member or members of such holder’s immediate family, or (iii) the Board determines that such Transfer shall not trigger such mandatory conversion. The date and time of such Transfer is referred to herein as the “Mandatory Conversion Time”.

4.2 Procedural Requirements. All holders of record of shares of Class B Common Stock that will automatically convert upon a Transfer shall be sent written notice of the Mandatory Conversion Time pursuant to this Section 4. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each holder of shares of Class B Common Stock in certificated form shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice.  If so required by the Corporation, any certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. All rights with respect to the Class B Common Stock converted pursuant to Subsection 4.1, including the rights, if any, to receive notices and vote (other than as a holder of Class A Common Stock), will terminate at the Mandatory Conversion Time (notwithstanding the failure of the holder or holders thereof to surrender any certificates at or prior to such time), except only the rights of the holders thereof, upon surrender of any certificate or certificates of such holders (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the next sentence of this Subsection 4.2. As soon as practicable after the Mandatory Conversion Time and, if applicable, the surrender of any certificate or certificates (or lost certificate affidavit and agreement) for Class B Common Stock, the Corporation shall (a) issue and deliver to such holder, or to his, her or its nominees, evidence from the transfer agent (or the Corporation if the Corporation serves as its own transfer agent) of such holder’s book-entry shares of Class A Common Stock issuable upon such conversion in accordance with the provisions hereof and (b) pay cash with respect to any declared but unpaid dividends on the shares of Class B Common Stock converted. Such converted Class B Common Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Class B Common Stock accordingly.

5. Acquired Shares. Any shares of Class B Common Stock that are acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Class B Common Stock.

6. Waiver. Any of the rights, powers, preferences and other terms of the Class B Common Stock set forth herein may be waived on behalf of all holders of Class B Common Stock by the affirmative written consent or vote of the holders of at least a majority of the shares of Class B Common Stock then outstanding or such greater percentage of holders of Class B Common Stock as may be expressly required in the Amended and Restated Articles of Incorporation.

7. Notices. Any notice required or permitted by the provisions of this Article VI to be given to a holder of shares of Class B Common Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the NRS, and shall be deemed sent upon such mailing or electronic transmission.

D.      PREFERRED STOCK.

1. The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors of the Corporation may determine.  Each series of Preferred Stock shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in the Amended and Restated Articles of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

2. The Board is expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board to create such series, and a certificate of designation shall be filed in accordance with the NRS. The authority of the Board with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock; (vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of the Amended and Restated Articles of Incorporation or the Bylaws, each as amended and then in effect, of the Corporation, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers (including voting power), qualifications, rights and privileges, all as the Board may deem advisable and as are not inconsistent with law and the provisions of the Amended and Restated Articles of Incorporation.

Pursuant to NRS 78.385 and NRS 78.390, and any successor statutory provisions, the Board is authorized to adopt a resolution to increase, decrease, add, remove or otherwise alter any current or additional classes or series of this Corporation's capital stock by a Board resolution amending these Articles of Incorporation, in the Board’s sole discretion for increases or decreases of any class or series of authorized stock where applicable pursuant to NRS 78.207 and any successor statutory provision.  Pursuant to NRS 78.2055 and any successor statutory provisions, the Board is authorized to adopt a resolution to decrease the number of issued and outstanding shares of a class or series without correspondingly decreasing the number of authorized shares of the same class or series and without the approval of the stockholders. Notwithstanding the foregoing, where any shares of any class or series would be materially and adversely affected by a change as described in either of the two preceding sentences, stockholder approval by the holders of at least a majority of such adversely affected shares must also be obtained before filing an amendment with the Office of the Secretary of State of Nevada. The capital stock of this Corporation shall be non-assessable and shall not be subject to assessment to pay the debts of the Corporation.

Section 2.  Consideration for Shares. Shares of capital stock shall be issued for such consideration as shall be fixed from time to time by the Board. In the absence of fraud, the judgment of the Board as to the value of any property or services received in full or partial payment for shares of capital stock shall be conclusive. When shares of capital stock are issued upon payment of the consideration fixed by the Board, such shares shall be taken to be fully paid and non-assessable stock.

Section 3. Stock Rights and Options. The Corporation shall have the power to create and issue rights, warrants or options entitling the holders thereof to purchase from the Corporation any shares of its capital stock of any class or classes, upon such terms and conditions and at such time and prices as the Board or a committee thereof may approve, which terms and conditions shall be incorporated in an instrument or instruments evidencing such rights, warrants or options. In the absence of fraud, the judgment of the Board or a committee thereof as to the adequacy of consideration for the issuance of such rights, warrants or options and the sufficiency thereof shall be conclusive.

Section 4. No Additional Rights. No holder of shares of capital stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

ARTICLE VII.
BOARD OF DIRECTORS

The number of directors of the Corporation shall be as determined from time to time pursuant to the provisions of the Corporation’s Bylaws, except that at no time shall there be less than one director. Unless and except to the extent that the Bylaws of the Corporation, as amended, shall so require, the election of the Directors of the Corporation need not be by written ballot.

ARTICLE VIII.
PLACE OF MEETINGS; CORPORATE BOOKS

Subject to the laws of the state of Nevada, the stockholders and the Board shall have power to hold their meetings and to maintain the books of the Corporation outside the state of Nevada, at such place or places as may from time to time be designated in the Corporation’s Bylaws or by appropriate resolution.

ARTICLE IX.
LIMITED LIABILITY AND INDEMNIFICATION OF OFFICERS AND DIRECTORS

To the fullest extent permitted under the NRS, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any act or omission as a director, provided that this provision shall not eliminate or limit the liability of a director for any breach of the director’s fiduciary duty to the Corporation or its stockholders, which breach involves intentional misconduct, fraud or a knowing violation of law. The Corporation shall pay advancements of expenses in advance of the final disposition of the action, suit, or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount even if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

If the NRS is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS, as so amended. Any amendment, repeal or modification of the this Article IX shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

ARTICLE X.
AMENDMENT OF ARTICLES

The provisions of these Articles of Incorporation may be amended, altered or repealed from time to time to the extent and in the manner prescribed by the laws of the state of Nevada, and additional provisions authorized by such laws as are then in force may be added. All rights herein conferred on the directors, officers and stockholders are granted subject to this reservation.

ARTICLE XI.
TRANSACTIONS WITH STOCKHOLDERS, DIRECTORS AND OFFICERS; RESTRICTIONS ON CONTROL SHARES

Section 1. Combinations With Interested Stockholders. The Corporation elects not to be governed by the provisions of Section 78.411 through Section 78.444, inclusive, of the NRS, relating to combinations with interested stockholders and any and all successor statutes.

Section 2. Transactions with Interested Directors or Officers. Except as forbidden by law or by these Amended and Restated Articles of Incorporation, no transaction of the Corporation with any other person, firm or corporation, or in which the Corporation is interested, will be affected or invalidated by the fact that the common directorship, office or financial interest is not known to the director or officer at the time the transaction is brought before the Board for action, so long as the transaction is duly approved.

Section 3. Acquisition of Controlling Interest. The Corporation elects not to be governed by the provisions of Section 78.378 through Section 78.3793, inclusive, of the NRS, restricting the ability of control shareholders to vote their shares under certain circumstances and any and all successor statutes.

FOURTH:       The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as requires in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is approximately 53.47%.

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed these Amended and Restated Articles of Incorporation, certifying that the facts herein stated are true, this            day of           , 2023.

By:   /s/

Name:  Ross Sklar

Title:    Chief Executive Officer

ACTION 2

GRANT TO THE BOARD OF DIRECTORS THE DISCRETIONARY AUTHORITY
TO EFFECT A REVERSE STOCK SPLIT TO THE COMPANY’S COMMON STOCK

We sought stockholder approval to grant the Board of Directors of the Company (the “Board”) discretionary authority to amend the Company’s Amended and Restated Articles of Incorporation to affect a reverse stock split of the issued and outstanding shares of our Class A Common Stock, par value $0.001 per share and Class B Common Stock, par value $0.001 per share (collectively, the “Common Stock”), such split to combine a whole number of outstanding shares of our Common Stock in a range of not less than five (5) shares and not more than fifty (50) shares, into one share of Common Stock at any time prior to the earlier of (i) December 31, 2024; and (ii) the date of the Company’s 2024 annual meeting of stockholders (the “Reverse Split Proposal”).

Such amendments would not change the number of authorized shares of Common Stock, or the relative voting power of our Common Stock stockholders among each other, subject to the rights and privileges of any outstanding preferred stock of the Company at the Effective Time of the reverse stock split. Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our Common Stock will materially increase and will be available for reissuance by the Company. The reverse stock split, if affected, would affect all of our holders of Common Stock uniformly.

The Board unanimously approved and recommended seeking stockholder approval of the Reverse Split Proposal, on January 3, 2023, and certain stockholders holding 152,819,652 shares of the Company’s current common stock (the “Majority Stockholders”), constituting a majority of the voting rights of our common stock, approved by written consent in lieu of a special meeting of the stockholders (the “Majority Stockholder Consent”) the grant of discretionary authority to the Board to effect a reverse stock split (“Reverse Stock Split”) within the time frame set forth in the Reverse Split Proposal.

We reserve the right not to effect any Reverse Stock Split if the Board does not deem it to be in the best interests of our stockholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our stockholders, and following the Majority Stockholder Consent’s effectiveness, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect a Reverse Stock Split.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.

Following a Reverse Stock Split, the number of our outstanding shares of Common Stock will be significantly reduced. A Reverse Stock Split will also affect our outstanding warrants and any stock options and shares of Common Stock issued under any equity incentive plan adopted by the Company prior to the Reverse Stock Split. Under the Warrants and other such plans, the number of shares of Common Stock deliverable upon exercise or grant must be appropriately adjusted and appropriate adjustments must be made to the purchase price per share to reflect the Reverse Stock Split.

The Reverse Split Proposal was not proposed in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders.

There are certain risks associated with a Reverse Stock Split, and we cannot accurately predict or assure the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with a Reverse Stock Split”). However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and the Majority Stockholders concurred.

Reasons for the Reverse Stock Split

The primary purpose for effecting the Reverse Stock Split, should the Board choose to effect one, would be to increase the per share price of our Common Stock. The Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split would, among other things, help us to:

●	Meet certain initial listing requirements of the New York Stock Exchange (“NYSE”) and/or the Nasdaq Stock Market (“NASDAQ”);

●	Appeal to a broader range of investors to generate greater investor interest in the Company; and

●	Improve the perception of our Common Stock as an investment security.

Meet the NASDAQ or NYSE Listing Requirements - Our Common Stock is currently listed on the OTC:QB (“STCB”). Both the NYSE and the NASDAQ require a minimum trading price per share in order to list on either exchange. The NYSE and the NASDAQ Rules and Regulations, require among other things, that in order to list on their exchanges, the average closing price of a company’s common stock must be at least $3.00 or $4.00 per share over a consecutive 30 trading-day period.

Improve the Perception of Our Common Stock as an Investment Security - We believe that the overall economic environment in which we are currently operating has been a significant contributing factor in the decline in the price of our Common Stock. Our Board unanimously approved the discretionary authority to affect a Reverse Stock Split as one potential means of increasing the share price of our Common Stock to improve the perception of our Common Stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity. As we continue to grow and expand, through new products, marketing, and strategic acquisitions, we believe that we may be particularly sensitive to this type of negative public perception and this Reverse Split Proposal provides our Board the ability to increase our per share price if it determines that it is undermining our current or future prospects.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company - An increase in our stock price may make our Common Stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our Common Stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect a Reverse Stock Split, and thereby increase the price of our Common Stock, would give the Board the ability to address these issues if it is deemed necessary.

Certain Risks Associated with a Reverse Stock Split

Even if a Reverse Stock Split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our Common Stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

The Reverse Stock Split would reduce the number of outstanding shares of our Common Stock without reducing the number of shares of available but unissued Common Stock, which will also have the effect of increasing the number of authorized but unissued shares. The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing stockholders.

The current economic environment, in which we operate and other risks which affect our ability to operate as a going concern, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.

Principal Effects of a Reverse Stock Split

If the Board elects to effect a Reverse Stock Split, our issued and outstanding shares of Common Stock would decrease at a rate of approximately one share of Common Stock for every five (5) to fifty (50) shares of Common Stock currently outstanding, with adjustment for any fractional shares. The Reverse Stock Split would be affected simultaneously for all of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock. The Reverse Stock Split would affect all of our Common Stock stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, except to the extent that it results in a stockholder receiving whole shares in lieu of fractional shares. Stockholders holding fractional shares as a result of the Reverse Stock Split will be rounded up to the next whole share. The Reverse Stock Split would not affect the relative voting or other rights that accompany the shares of our Common Stock, except to the extent that it results in a stockholder receiving a whole share in lieu of fractional shares and subject to the rights and privileges of any outstanding preferred stock of the Company at the Effective Time of the Reverse Stock Split. Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have no current plans to take the Company private. Accordingly, a Reverse Stock Split is not related to a strategy to do so.

In addition to the change in the number of shares of Common Stock outstanding, a Reverse stock split would have the following effects:

Increase the Per Share Price of our Common Stock - By effectively condensing a number of pre-split shares into one share of Common Stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, are uncertain. If appropriate circumstances exist, the Board may utilize the Reverse Stock Split as part of its plan to obtain listing on the NYSE or NASDAQ to meet their listing standards noted above.

Increase in the Number of Shares of Common Stock Available for Future Issuance - By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, a Reverse Stock Split will increase the number of authorized but unissued shares. The Board believes the increase is appropriate for use to fund the future operations of the Company. The Company may also use authorized shares in connection with the financing of future acquisitions.

The following table contains approximate information relating to our common stock, based on share information as of January 6, 2023, and assuming the Increase in Authorized Capital and the reclassification of our common stock as described in the Amended and Restated Articles of Incorporation:

	Current (following effectiveness of Amended and Restated Articles of Incorporation)	After Reverse Stock Split if 1:5 Ratio is Selected	After Reverse Stock Split if 1:50 Ratio is Selected
Authorized Class A Common Stock	1,700,000,000	340,000,000	34,000,000
Class A Common Stock issued and outstanding	285,784,831	57,156,967	5,715,697
Class A Common Stock issuable upon exercise of outstanding Warrants	49,085,714	9,817,144	981,715

	Current (following effectiveness of Amended and Restated Articles of Incorporation)	After Reverse Stock Split if 1:5 Ratio is Selected	After Reverse Stock Split if 1:50 Ratio is Selected
Authorized Class B Common Stock	300,000,000	60,000,000	6,000,000
Class B Common Stock issued and outstanding	0	0	0
Class B Common Stock issuable upon exercise of outstanding Warrants	0	0	0

A Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for issuance, in its discretion. Our Board from time to time may deem it to be in the best interests of the Company and our stockholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If our Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split described above, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected. Many stock issuances not involving equity compensation do not require stockholder approval, and our Board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time.

Require Adjustment to Currently Outstanding Securities Exercisable into Shares of our Common Stock - A Reverse Stock Split would effect a reduction in the number of shares of Common Stock issuable upon the exercise of our outstanding warrants in proportion to the Reverse Stock Split ratio. Additionally, the exercise price of outstanding warrants and stock options would increase, likewise in proportion to the Reverse Stock Split ratio.

Require Adjustments to Number of Shares of Common Stock Available for Future Issuance Under Any Equity Incentive Plans Adopted in the Future - In connection with any Reverse Stock Split, our Board would also make corresponding reductions in the number of shares available with respect to options granted under any equity plan adopted prior to the Reverse Stock Split, so as to avoid the effect of increasing the value of any options previously granted.

In addition, a Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Authorized Shares of Common Stock

The Reverse Split Proposal does not change the number of authorized shares of Common Stock but the effectuation of a Reverse Stock Split would increase the number of authorized shares available for future issuance for corporate needs such as equity financing, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its stockholders. The Board believes the ability to increase available shares for future issuance through effecting a Reverse Stock Split may be appropriate to fund the future operations of the Company. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities. We may from time to time explore opportunities to make acquisitions through the use of stock. As a result, the Company’s current number of authorized shares of Common Stock should enable the Company to better meet its future business needs.

We believe that the current amount of authorized Common Stock will make a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The current capital will provide the Board with the ability to issue additional shares of stock without further vote of the stockholders of the Company, except as provided under the Nevada Revised Statutes or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

Our Board, in its sole discretion, will determine whether such an action is in the best interests of the Company and our stockholders, taking into consideration the factors discussed above. If our Board believes that a Reverse Stock Split is in our best interests and the best interest of our stockholders, our Board will then implement the Reverse Stock Split.

We would then file a certificate of amendment (“Certificate of Amendment”) to our Amended and Restated Articles of Incorporation, as then in effect, with the Secretary of the State of Nevada at such time as our Board determines as the appropriate effective time for the Reverse Stock Split. The Certificate of Amendment would add a new provision providing that holders of our Common Stock immediately prior to the filing of the Certificate of Amendment, an example as attached to this Information Statement as Annex A, will receive one share of Class A Common Stock or Class B Common Stock, as appropriate, for each number of shares of corresponding Class A Common Stock or Class B Common Stock, as appropriate, as selected by the Board. Upon the filing of the Certificate of Amendment, and without any further action on the part of the Company or our stockholders, the issued shares of Common Stock held by stockholders of record as of the effective date of the Reverse Stock Split would be converted into a lesser number of shares of Common Stock calculated in accordance with the Reverse Stock Split ratio of not less than one-for-five (1:5) or not more than one-for-fifty (1:50), as selected by our Board and set forth in the Certificate of Amendment.

For example, if a stockholder held 100 shares of our Class A Common Stock and 50 shares of our Class B Common Stock, he, she or it would hold 20 shares of Class A Common Stock and 10 shares of Class B Common Stock following a one-for-five reverse stock split, or 2 shares of Class A Common Stock and 1 shares of Class B Common Stock following a one-for-fifty reverse stock split, in each case with an adjustment for any fractional shares. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the Reverse Stock Split, stockholders would be notified that the Reverse Stock Split had been effected.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

Upon the Reverse Stock Split, we intend to treat Common Stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to affect the Reverse Stock Split for their customers holding Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If you hold shares of Common Stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders that are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will be available to be sent to the stockholder’s address of record indicating the number of shares (adjusted for any fractional shares) of Common Stock held following the Reverse Stock Split, if required by the stockholder.

Effect on Certificated Shares

Upon the Reverse Stock Split our transfer agent, will act as our exchange agent and assist holders of Common Stock in implementing the exchange of their certificates.

Commencing on the effective date of a Reverse Stock Split, stockholders holding shares in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificates representing Common Stock (“Old Certificates”) to the transfer agent in exchange for either (i) certificates representing the appropriate number of whole post-Reverse Stock Split Common Stock, as applicable (“New Certificates”), or (ii) shares held electronically in book-entry form with our transfer agent. No New Certificates or book-entry shares will be issued to a stockholder until that stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. The letter of transmittal will also contain instructions on how you may obtain New Certificates if your Old Certificates have been lost. If you have lost your certificates, you will have to pay any surety premium and the service fee required by our transfer agent.

Until surrendered, we will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will be exchanged for book-entry shares, unless applicable law requires the delivery of New Certificates holder.

Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent. Shortly after the Reverse Stock Split the transfer agent will provide registered stockholders with instructions and a letter of transmittal for converting Old Certificates into New Certificates or book-entry shares. Stockholders are encouraged to promptly surrender Old Certificates to the transfer agent (acting as exchange agent in connection with the Reverse Stock Split) in order to avoid having shares become subject to escheat laws.

Fractional Shares

The effect of the Reverse Stock Split upon existing stockholders of the Common Stock will be that the total number of shares of the Company’s Common Stock held by each stockholder will automatically convert into the number of whole shares of Common Stock equal to the number of shares of Common Stock owned immediately prior to the Reverse Stock Split divided by the Reverse Stock Split ratio chosen by the Board, with an adjustment for any fractional shares. (Fractional shares will be rounded up to the next whole share).

Upon effectuation of the Reverse Stock Split, each common stockholder’s percentage ownership interest in the Company’s common stock will remain virtually unchanged, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock of the Company will be substantially unaffected by the Reverse Stock Split. All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the Reverse Stock Split automatically on the effective date of the Reverse Stock Split. Stockholders holding a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole share.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights with respect to a Reverse Stock Split, and we will not independently provide stockholders with any such right.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Split Proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon a Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Nevada of the Certificate of Amendment to our Amended and Restated Articles of Incorporation, as then in effect, even though the authority to effect a Reverse Stock Split has been approved by our stockholders.

Vote Required

The affirmative vote of a majority of the Board members entitled to vote on the Reverse Stock Split is required for the Company to effect the Reverse Stock Split.

ANNUAL REPORT ON FORM 10-K AND ADDITIONAL INFORMATION

Information Available

The Company is subject to the information and reporting requirements of the Exchange Act and in accordance with the Exchange Act, the Company files periodic reports, documents and other information with the SEC relating to its business, financial statements and other matters, including the Company’s Amended Annual Report on Form 10-K/A for the year ended December 31, 2021, as filed with the SEC on August 25, 2022, and its Quarterly Report on Form 10-Q, for the quarter ended September 30, 2022, as filed with the SEC on November 16, 2022, and any reports prior to or subsequent to that date.

Our website address is www.starcobrands.com. We make available on this website, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports after we electronically file those materials with, or furnish those materials to, the SEC.

The Company’s filings with the SEC are also available to the public from the SEC’s website, http://www.sec.gov.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Ross Sklar. Mr. Sklar will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Delivery of Documents To Security Holders Sharing An Address

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 250 26th Street, Suite 200, Santa Monica, CA 90402.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may send notification to or call the Company’s principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

By Order of the Board of Directors

/s/ Ross Sklar
Name: Ross Sklar
Title: Chief Executive Officer and Interim Financial Officer

ANNEX A

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED
ARTICLES OF INCORPORATION

OF

STARCO BRANDS, INC.

Starco Brands, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Starco Brands, Inc.

2. Article VI of the Amended and Restated Articles of Incorporation of the Corporation, as amended to date, is hereby amended by replacing the first paragraph thereof with the following:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Two Billion Two Hundred Thirty Million (2,230,000,000) shares of capital stock, consisting of: (i) Two Billion (2,000,000,000) shares of common stock with a par value of $0.001 per share (the “Common Stock”), of which One Billion Seven Hundred Million (1,700,000,000) shares are designated “Class A Common Stock” (“Class A Common Stock”) and of which Three Hundred Million (300,000,000) shares are designated “Class B Common Stock” (“Class B Common Stock”), and (ii) Two Hundred Thirty Million (230,000,000) shares of preferred stock, with a par value of $0.001 per share (the “Preferred Stock”).

Upon the filing and effectiveness (the “Effective Time”) of this certificate of amendment to the Corporation’s Amended and Restated Articles of Incorporation pursuant to the Nevada Revised Statutes, each _______________ shares of Class A Common Stock (the “Old Class A Common Stock”) issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Class A Common Stock, $0.001 par value per share (the “New Class A Common Stock”), and each _______________ shares of Class B Common Stock (the “Old Class B Common Stock”, and together with the Old Class A Common Stock, the “Old Common Stock”) issued immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Class B Common Stock, $0.001 par value per share (the “New Class B Common Stock” and together with the New Class A Common Stock, the “New Common Stock”), without any action by the holder thereof (the “Reverse Stock Split”). Any stockholder who owns one or fewer shares of New Common Stock will be rounded-up to one whole share. No fractional shares will be issued. Each certificate that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock, represented by such certificate shall have been reclassified and combined; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, either (i) a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination, or (ii) book-entry shares representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination, as the Company shall elect.”

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section ___ of the Nevada Revised Statutes.

4. This Certificate of Amendment shall become effective at ____________ ___. m. Pacific Time on ___________, _________.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Certificate of Amendment on this _____ day of _________, _________.

Starco Brands, Inc.

By:
Name:
Title: